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                                                                   EXHIBIT 10.13

                 AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT

     This Amendment to Asset Purchase and Sale Agreement (this "Amendment"), dated as of June 26, 1998, between OmniAmerica, Inc., a Delaware corporation, (the "Buyer") and certain wholly-owned subsidiaries of Arch Communications Group, Inc., a Delaware corporation, ("ACG") which are identified on the signature page of this Amendment (the "Sellers" and each individually, a "Seller") amends the Asset Purchase and Sale Agreement, dated as of April 10, 1998, between Buyer and Sellers for the sale of communications facilities (the "Agreement") to the extent set forth herein. All capitalized terms used but not defined herein shall have the same meaning as set forth in the Agreement.

     1. The first sentence of Section 2(d)(i) of the Agreement is hereby amended to read as follows:

          (i) The Buyer agrees to pay to or for the benefit of the Sellers on June 30, 1998, Thirty-eight Million Dollars ($38,000,000) (the "Base Purchase Price") adjusted as provided herein (as adjusted, the "Adjusted Purchase Price") by delivery of cash payable by wire transfer or other delivery of immediately available funds; provided, however, the Buyer may withhold the portion of the Adjusted Purchase Price allocable to (a) the Frankfort, Kentucky Site until the Nomura Security Interest is terminated in a manner reasonably satisfactory to the Buyer, (b) the Taos, New Mexico Site until the Buyer receives an executed Notice of Lease, and
               (c) the Redding, California Site until the Buyer receives all signatures on the conveyance and Lease Documents. If the Adjusted Purchase Price is not paid with respect to any such Site by the Second Closing Date, such Site(s) shall be re-conveyed to the Sellers at the Second Closing.

     2. The first sentence of Section 2(e) of the Agreement is hereby amended to read as follows:

          (e) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on June 26, 1998 (the "Initial Closing Date") at the offices of Thompson Hine & Flory LLP, 3900 Key Center, Cleveland, Ohio 44114, commencing at 9:00 a.m. local time, provided the conditions identified in Section 7 below have been satisfied (except for conditions to be satisfied at the Closing) on or before such date.

     3. Section 3(i)(i), page 14, fourth line from the bottom of the paragraph is hereby amended to read as follows:
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          (i)  Security Interests or (ii) Defects except for....

     4. Section 6(e) is hereby added to the Agreement. Section 6(e) will read as follows:

          (e) Tax Liens. Buyer will withhold and retain $55,000 of the Adjusted Purchase Price (the "Retained Funds") delivered at the Initial Closing Date until such time as the Sellers deliver sufficient documentation evidencing the payment of certain state tax liens (the "Liens"). These Liens are more particularly described as:
               (i) a New York lien against Arch Capital District, Inc.; (ii) a New York lien against Hudson Valley Mobile Telephone, Inc.; and
               (iii) a California lien against The Westlink Company d/b/a Westlink Paging. Upon receipt of sufficient documentation, Buyer shall release the Retained Funds to an account designated by the Sellers at such time.

     5. Except as provided above, the Agreement remains unchanged and in full force and effect.
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     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

BUYER:

OMNIAMERICA, INC.



By: /s/ F. HOWARD MANDEL
    --------------------------------------
    F. Howard Mandel, Vice President
    and Assistant Secretary


SELLERS:

THE WESTLINK COMPANY, a Delaware corporation
USA MOBILE COMMUNICATIONS, INC., II, a Delaware corporation ARCH CAPITAL DISTRICT, INC., a New York corporation
Q MEDIA COMPANY-PAGING, INC., a Kansas corporation
ARCH COMMUNICATIONS ENTERPRISES, INC., a Delaware corporation ARCH MICHIGAN, INC., a Delaware corporation
ARCH SOUTHEAST COMMUNICATIONS, INC., a Delaware corporation THE BEEPER COMPANY OF AMERICA, INC., a Colorado corporation ARCH CONNECTICUT VALLEY, INC., a Massachusetts corporation PROFESSIONAL COMMUNICATIONS, INC., a Pennsylvania corporation ANSWER IOWA, INC., an Iowa corporation
Q MEDIA PAGING-ALABAMA, INC., a Delaware corporation


By: /s/ ROBERT B. ALPERIN
    --------------------------------------
    Robert B. Alperin, Vice President -
    Business Development